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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement No. 33-88618 on Form S-8 with respect to the consolidated financial statements and financial statement schedule of The Times Mirror Company included in the Annual Report (Form 10-K) for the year ended December 31, 1994.

                                                               ERNST & YOUNG LLP

Los Angeles, California
March 28, 1995